Exhibit 10.2

Execution Version

GUARANTEE AGREEMENT

dated as of

July 10, 2023,

among

RELAM AMSTERDAM HOLDINGS B.V.,

CBRE SERVICES, INC.,

CBRE GROUP, INC.

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

TABLE OF CONTENTS

Page
ARTICLE I

Definitions
SECTION 1.01. Credit Agreement	1

ARTICLE II

Guarantee

SECTION 2.01. Guarantee	3
SECTION 2.02. Guarantee of Payment	3
SECTION 2.03. No Limitations, etc.	3
SECTION 2.04. Reinstatement	4
SECTION 2.05. Agreement To Pay; Subrogation	4
SECTION 2.06. Information	4

ARTICLE III

[INTENTIONALLY OMITTED]

ARTICLE IV

[INTENTIONALLY OMITTED]

ARTICLE V

Remedies; Application of Proceeds

SECTION 5.01. Remedies	5
SECTION 5.02. Application of Proceeds	5

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation	6
SECTION 6.02. [Intentionally Omitted]	6
SECTION 6.03. Subordination	6

i

ii

GUARANTEE AGREEMENT dated as of July 10, 2023 (this “Agreement”), among Relam Amsterdam Holdings B.V., a Dutch private company with limited liability (besloten vennootschap met beperkte aanprakelijkheid) (the “Borrower”), CBRE SERVICES, INC., a Delaware corporation (“CBRE Services”), CBRE GROUP, INC., a Delaware corporation (“Holdings” and, together with CBRE Services, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Guaranteed Parties (as defined below)).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of July 10, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, CBRE Services, Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

The Lenders have agreed to extend credit to the Borrower, subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement. CBRE Services and Holdings are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

(c) As used in this Agreement or any other Loan Document:

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute, and any rule, regulation or order promulgated thereunder, in each case as amended from time to time.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee by such Guarantor of such Swap Obligation is or becomes unlawful under the Commodity Exchange Act or any rule or regulation promulgated thereunder (or the application or official interpretation of any provision thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time any such guarantee becomes effective with respect to such Swap Obligation.

“Guaranteed Hedging Obligations” shall mean the due and punctual payment and performance of all obligations of each Loan Party or any Subsidiaries thereof under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender, in each case, as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is (a) the Administrative Agent, (b) a Lender, (c) an Affiliate of the Administrative Agent or a Lender, in each case, at the time such Hedging Agreement is entered into or (d) other financial institutions or counterparties identified to the Administrative Agent by the Borrower from time to time. Notwithstanding the foregoing, the Guaranteed Hedging Obligations shall not include any Excluded Swap Obligations.

“Guaranteed Party” shall mean the Administrative Agent, each Lender and each Related Party of any of the foregoing persons.

“Loan Document Obligations” shall mean, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans and (b) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Loan Parties to the Lenders or the Administrative Agent, in each case under any Loan Document, with respect to any Loan of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Obligations” or “Guaranteed Obligations” shall mean (a) the Loan Document Obligations and (b) the Guaranteed Hedging Obligations. Notwithstanding the foregoing, Guaranteed Obligations shall not include any Excluded Swap Obligations. The amount of any Guaranteed Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranteed Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guaranteed Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guaranteed Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. The Guarantors further agree that their guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waive any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Borrower or any other person.

SECTION 2.03. No Limitations, etc. (a) Except for termination of the Guarantors’ obligations hereunder as expressly provided in Section 7.15, the obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement; (iii) any default, failure or delay, wilful or otherwise, in the performance of the Guaranteed Obligations; (iv) any law, regulation, decree or order of any jurisdiction or any other event, to the extent the Guarantors can lawfully waive application thereof; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a discharge of the Guarantors as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations).

(b) To the fullest extent permitted by applicable law, the Guarantors waive any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Administrative Agent and the other Guaranteed Parties may, at their election, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of the Guarantors hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, the Guarantors waive any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other Loan Party, as the case may be.

SECTION 2.04. Reinstatement. The Guarantors agree that their guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against the Guarantors by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation. Upon payment by the Guarantors of any sums to the Administrative Agent as provided above, all rights of the Guarantors against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and any other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantors assume and incur hereunder, and agrees that neither the Administrative Agent nor any other Guaranteed Party will have any duty to advise the Guarantors of information known to the Guarantors or any of them regarding such circumstances or risks.

ARTICLE III

[INTENTIONALLY OMITTED]

ARTICLE IV

[INTENTIONALLY OMITTED]

ARTICLE V

Remedies; Application of Proceeds

SECTION 5.01. Remedies. The obligations of the Guarantors hereunder are independent of and separate from the Guaranteed Obligations. Subject to Article VII of the Credit Agreement in all respects, upon any Event of Default which results in the Administrative Agent taking the actions and making the declaration described in Article VII of the Credit Agreement, the Administrative Agent may proceed directly and at once against the Guarantors to collect and recover the full amount or any portion of the Guaranteed Obligations then due in accordance with Article II hereof, without first proceeding against the Borrower or any other guarantor of the Guaranteed Obligations, or joining the Borrower or any other guarantor in any proceeding against the Guarantor.

SECTION 5.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or enforcement against any Loan Party following any Event of Default, as follows:

First, to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Guaranteed Obligations constituting, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans and Guaranteed Hedging Obligations then owing, ratably among the holders of such obligations in proportion to the respective amounts described in this clause Fourth payable to them; and

Last, the balance, if any, after all of the Guaranteed Obligations have been paid in full, to the Borrower or as otherwise required by applicable law.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that in the event a payment shall be made by the Guarantors under this Agreement, the Borrower shall indemnify the Guarantors for the full amount of such payment and the Guarantors shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

SECTION 6.02. [Reserved].

SECTION 6.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Section 6.01 and all other rights of indemnity or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations. No failure on the part of the Borrower to make the payments required by Section 6.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantors with respect to its obligations hereunder, and the Guarantors shall remain liable for the full amount of its obligations hereunder.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Rights Absolute. All rights of the Administrative Agent hereunder and all obligations of the Guarantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee of all or any of the Guaranteed Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Guarantors in respect of the Guaranteed Obligations or this Agreement.

SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Guaranteed Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Guaranteed Party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Lenders or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party party hereto when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party party hereto and may not be amended, modified, supplemented, waived or released with respect to such Loan without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Administrative Agent’s Fees and Expenses; Indemnification. (a) The Guarantors agree to pay upon demand to the Administrative Agent the amount of any and all reasonable and documented expenses, including the reasonable fees, disbursements and other charges of one single firm of counsel and of any experts or agents, which the Administrative Agent may incur in connection with (i) the preparation and administration of this Agreement or in connection with any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder or (iii) the failure of the Guarantor to perform or observe any of the provisions hereof.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Guarantor agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, charges and disbursements, of one single firm of counsel, and, to the extent necessary, a single firm of local counsel in each appropriate local jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and, in the case of an actual or perceived conflict of interest, a single firm of counsel for all affected Indemnitees, any actual or prospective claim, litigation, investigation or proceeding, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates, and regardless of whether or not any Indemnitee is a party thereto, relating to, arising out of, in connection with, or as a result of the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (ii) result from a claim brought by any Loan Party or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Loan Party or any of its Subsidiaries has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. To the extent permitted by law, the Guarantors shall not assert, and the Guarantors hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations hereunder. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Guaranteed Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

SECTION 7.07. [Intentionally Omitted].

SECTION 7.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 7.09(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each of the Loan Parties party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the Loan Parties party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 7.14(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15. Termination. (a) This Agreement and the guarantee hereunder shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement and no payment of any amounts outstanding are due under any Hedging Agreement that is in default.

(b) In connection with any termination pursuant to Section 7.15(a), the Administrative Agent shall execute and deliver to the Guarantors, at the Guarantors’ expense, all documents that the Guarantors shall reasonably request to evidence such termination. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Administrative Agent or any Guaranteed Party.

SECTION 7.16. Subsidiary Guarantee. (a) Pursuant to Section 5.09 of the Credit Agreement, certain Subsidiaries not originally party hereto may be required from time to time to enter into this Agreement. Upon (x) the execution and delivery by the Administrative Agent and a Subsidiary of one or more supplements substantially in the form of Exhibit A hereto, and (y) the reasonable request of the Administrative Agent, delivery of a certificate of the Secretary or Assistant Secretary of such Subsidiary in form and substance substantially consistent with such certificates and opinions delivered on the Closing Date, such Subsidiary shall become a Subsidiary Guarantor with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

(b) The Administrative Agent may amend this Agreement to make any technical, administrative or operational changes (whether related to a New Borrower, the addition of any Subsidiaries as parties hereto or otherwise) that the Administrative Agent, after consultation with the Borrower, decides may be appropriate.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

CBRE GROUP, INC., as Holdings

/s/ Maria Minetti
Name: Maria Minetti
Title: Senior Vice President, Chief Tax Officer and Treasurer

RELAM AMSTERDAM HOLDINGS B.V., as Borrower

/s/ Elizabeth Thetford
Name: Elizabeth Thetford
Title: Managing Board Member

CBRE SERVICES, INC.

/s/ Maria Minetti
Name: Maria Minetti
Title: Senior Vice President, Chief Tax Officer and Treasurer

[Signature Page to Guarantee Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

by	/s/ Brian Gilstrap
Name: Brian Gilstrap
Title: Director

[Signature Page to Guarantee Agreement]

Exhibit A to the

Guarantee Agreement

SUPPLEMENT NO. [ ] (this “Supplement”) dated as of    [ ], to the Guarantee Agreement dated as of July 10, 2023 (the “Guarantee Agreement”), among Relam Amsterdam Holdings B.V., a Dutch private company with limited liability (besloten vennootschap met beperkte aanprakelijkheid) (the “Borrower”), CBRE SERVICES, INC., a Delaware corporation (“CBRE Services”), CBRE GROUP, INC., a Delaware corporation (“Holdings” and, together with CBRE Services, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Guaranteed Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of July 10, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, CBRE Services, Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

C. The Guarantors have entered into the Guarantee Agreement in consideration of, among other things, Loans made under the Credit Agreement. Section 7.16 of the Guarantee Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Guarantee Agreement by the execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Loan Party”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Loan Party agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee Agreement, the New Loan Party by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Loan Party hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a “Subsidiary Guarantor” in the Guarantee Agreement shall be deemed to include the New Loan Party. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Loan Party represents and warrants to the Administrative Agent and the other Lender Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Loan Party and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Loan Party shall be given to it in care of the Borrower at CBRE Services as provided in Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the New Loan Party and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW LOAN PARTY]

by
Name:
Title:
Address:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

by
Name:
Title:

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